THE TRAVELERS SERIES TRUST
Pioneer Fund Portfolio (formerly Utilities Portfolio)


Sub-Item 77C

Registrant incorporates by reference Registrant's Proxy
Statement dated March 10, 2003 filed on March 7, 2003.
(Accession No. 0001206774-03-000126)

Sub-Item 77D

Registrant incorporates by reference Registrant's Proxy
Statement dated March 10, 2003 filed on March 7, 2003.
(Accession No. 0001206774-03-000126)